FIDELITY BOND PREMIUM AMOUNT 2021	Exhibit 3

	Next	Gross Assets
	fiscal qtr date	as-of date	Gross Assets	Amount of Minimum Bond Requirement	Percentage of Allocation	Premium Allocation
Fund Name				(in dollars)	(%)	(in dollars)
Total SunAmerica Equity Funds	9/30/2021	7/31/2021	$135,656	$50,000	0.32%	$100
Total SunAmerica Income Fund	9/30/2021	7/31/2021	$547,880	$75,000	0.32%	$100
Total SunAmerica Money Market	9/30/2021	7/31/2021	$179,098	$50,000	0.32%	$100
Total SunAmerica Senior Floating Rate	10/31/2021	7/31/2021	$3,387,374	$125,000	0.32%	$100
Total SunAmerica Series, Inc.	10/31/2021	7/31/2021	$3,416,132	$125,000	0.32%	$100
Total SunAmerica Specialty Series	9/30/2021	7/31/2021	$1,467,980	$100,000	0.32%	$100
SA Wellington Government and Quality Bond Portfolio	9/30/2021	7/31/2021	$2,475,271,945		12.50%	$3,938
SA Wellington Strategic Multi-Asset Portfolio	9/30/2021	7/31/2021	$141,633,518		0.72%	$225
SA Wellington Capital Appreciation Portfolio	9/30/2021	7/31/2021	$2,058,808,220		10.40%	$3,276
SA PGI Asset Allocation Portfolio	9/30/2021	7/31/2021	$179,229,746		0.91%	$285
Total Anchor Series Trust			$4,854,943,428	$2,500,000	24.52%	$7,724
SA Allocation Balanced Portfolio	9/30/2021	7/31/2021	$268,425,030		0.86%	$271
SA Allocation Moderate Portfolio	9/30/2021	7/31/2021	$335,436,902		1.07%	$338
SA Allocation Moderate Growth Portfolio	9/30/2021	7/31/2021	$564,240,959		1.81%	$569
SA Allocation Growth Portfolio	9/30/2021	7/31/2021	$373,562,140		1.20%	$377
SA Multi-Managed Growth Portfolio	9/30/2021	7/31/2021	$62,512,125		0.20%	$63
SA Wellington Real Return Portfolio	9/30/2021	7/31/2021	$702,595,376		2.25%	$709
SA Multi-Managed Moderate Growth Portfolio	9/30/2021	7/31/2021	$112,644,397		0.36%	$114
SA Multi-Managed Income/Equity Portfolio	9/30/2021	7/31/2021	$78,949,166		0.25%	$80
SA Multi-Managed Income Portfolio	9/30/2021	7/31/2021	$64,091,246		0.21%	$65
SA Putnam Asset Allocation Diversified Growth Portfolio	9/30/2021	7/31/2021	$237,566,891		0.76%	$240
SA Multi-Managed Large Cap Growth Portfolio	9/30/2021	7/31/2021	$607,797,851		1.95%	$613
SA T. Rowe Price Growth Stock Portfolio	9/30/2021	7/31/2021	$498,539,255		1.60%	$503
SA Multi-Managed Large Cap Value Portfolio	9/30/2021	7/31/2021	$864,113,251		2.77%	$872
SA Multi-Managed Mid Cap Growth Portfolio	9/30/2021	7/31/2021	$274,361,810		0.88%	$277
SA Multi-Managed Mid Cap Value Portfolio	9/30/2021	7/31/2021	$263,717,583		0.84%	$266
SA Multi-Managed Small Cap Portfolio	9/30/2021	7/31/2021	$269,165,109		0.86%	$272
SA Multi-Managed International Equity Portfolio	9/30/2021	7/31/2021	$420,917,328		1.35%	$425
SA Multi-Managed Diversified Fixed Income Portfolio	9/30/2021	7/31/2021	$1,275,143,818		4.09%	$1,287
SA Columbia Focused Value Portfolio	9/30/2021	7/31/2021	$381,182,661		1.22%	$385
Total Seasons Series Trust			$7,654,962,899	$2,500,000	24.52%	$7,724
SA AB Growth Portfolio	10/31/2021	7/31/2021	$2,204,651,278		0.86%	$272
SA AB Small & Mid Cap Value Portfolio	10/31/2021	7/31/2021	$616,147,270		0.24%	$76

FIDELITY BOND PREMIUM AMOUNT 2021	Exhibit 3

	Next	Gross Assets
	fiscal qtr date	as-of date	Gross Assets	Amount of Minimum Bond Requirement	Percentage of Allocation	Premium Allocation
Fund Name				(in dollars)	(%)	(in dollars)
SA American Funds Asset Allocation Portfolio	9/30/2021	7/31/2021	$1,786,745,431		0.70%	$220
SA American Funds Global Growth Portfolio	9/30/2021	7/31/2021	$471,238,525		0.18%	$58
SA American Funds Growth Portfolio	9/30/2021	7/31/2021	$727,471,818		0.28%	$90
SA American Funds Growth-Income Portfolio	9/30/2021	7/31/2021	$396,029,192		0.15%	$49
SA American Funds VCP Managed Allocation Portfolio	9/30/2021	7/31/2021	$2,292,338,216		0.90%	$282
SA BlackRock Multi-Factor 70/30 Portfolio	9/30/2021	7/31/2021	$52,847,829		0.02%	$7
SA Blackrock VCP Global Multi Asset Portfolio	10/31/2021	7/31/2021	$883,968,945		0.35%	$109
SA Columbia Technology Portfolio	10/31/2021	7/31/2021	$207,684,390		0.08%	$26
SA DFA Ultra Short Bond Portfolio	10/31/2021	7/31/2021	$402,681,917		0.16%	$50
SA Emerging Markets Equity Index Portfolio	10/31/2021	7/31/2021	$122,561,607		0.05%	$15
SA Federated Hermes Corporate Bond Portfolio	10/31/2021	7/31/2021	$1,608,056,990		0.63%	$198
SA Fidelity Institutional AM International Growth Portfolio	10/31/2021	7/31/2021	$394,603,768		0.15%	$49
SA Fidelity Institutional AM Real Estate Portfolio	10/31/2021	7/31/2021	$323,047,123		0.13%	$40
SA Fixed Income Index Portfolio	10/31/2021	7/31/2021	$574,499,431		0.22%	$71
SA Fixed Income Intermediate Index Portfolio	10/31/2021	7/31/2021	$538,124,334		0.21%	$66
SA Franklin Small Company Value Portfolio	10/31/2021	7/31/2021	$372,179,740		0.15%	$46
SA Franklin U.S. Equity Smart Beta Portfolio	10/31/2021	7/31/2021	$177,025,014		0.07%	$22
SA Franklin U.S. Systematic Large Cap Value Portfolio	10/31/2021	7/31/2021	$508,498,702		0.20%	$63
SA Franklin BW U.S. Large Cap Value Portfolio	10/31/2021	7/31/2021	$1,622,928,945		0.63%	$200
SA Franklin Tactical Opportunities Portfolio	10/31/2021	7/31/2021	$86,903,053		0.03%	$11
SA Global Index Allocation 60/40 Portfolio	10/31/2021	7/31/2021	$82,723,821		0.03%	$10
SA Global Index Allocation 75/25 Portfolio	10/31/2021	7/31/2021	$77,339,324		0.03%	$10
SA Global Index Allocation 90/10 Portfolio	10/31/2021	7/31/2021	$280,054,664		0.11%	$34
SA Goldman Sachs Global Bond Portfolio	10/31/2021	7/31/2021	$505,632,964		0.20%	$62
SA Goldman Sachs Multi-Asset Insights Portfolio	10/31/2021	7/31/2021	$49,715,710		0.02%	$6
SA Index Allocation 60/40 Portfolio	10/31/2021	7/31/2021	$228,277,136		0.09%	$28
SA Index Allocation 80/20 Portfolio	10/31/2021	7/31/2021	$428,372,226		0.17%	$53
SA Index Allocation 90/10 Portfolio	10/31/2021	7/31/2021	$1,158,196,656		0.45%	$143
SA International Index Portfolio	10/31/2021	7/31/2021	$764,867,768		0.30%	$94
SA Invesco Growth Opportunities Portfolio	10/31/2021	7/31/2021	$384,105,933		0.15%	$47
SA Invesco Main Street Large Cap Portfolio	10/31/2021	7/31/2021	$551,926,032		0.22%	$68
SA Janus Focused Growth Portfolio	10/31/2021	7/31/2021	$622,476,028		0.24%	$77
SA JPMorgan Diversified Balanced Portfolio	10/31/2021	7/31/2021	$356,142,907		0.14%	$44

FIDELITY BOND PREMIUM AMOUNT 2021	Exhibit 3

	Next	Gross Assets
	fiscal qtr date	as-of date	Gross Assets	Amount of Minimum Bond Requirement	Percentage of Allocation	Premium Allocation
Fund Name				(in dollars)	(%)	(in dollars)
SA JPMorgan Emerging Markets Portfolio	10/31/2021	7/31/2021	$252,621,419		0.10%	$31
SA JPMorgan Equity-Income Portfolio	10/31/2021	7/31/2021	$1,295,903,317		0.51%	$160
SA JPMorgan Global Equities Portfolio	10/31/2021	7/31/2021	$420,229,748		0.16%	$52
SA JPMorgan MFS Core Bond Portfolio	10/31/2021	7/31/2021	$2,385,591,809		0.93%	$294
SA JPMorgan Mid-Cap Growth Portfolio	10/31/2021	7/31/2021	$561,827,724		0.22%	$69
SA Large Cap Growth Index Portfolio	10/31/2021	7/31/2021	$357,396,048		0.14%	$44
SA Large Cap Index Portfolio	10/31/2021	7/31/2021	$3,471,551,276		1.36%	$428
SA Large Cap Value Index Portfolio	10/31/2021	7/31/2021	$362,205,829		0.14%	$45
SA MFS Blue Chip Growth Portfolio	10/31/2021	7/31/2021	$829,561,753		0.32%	$102
SA MFS Massachusetts Investors Trust Portfolio	10/31/2021	7/31/2021	$1,249,314,411		0.49%	$154
SA MFS Total Return Portfolio	10/31/2021	7/31/2021	$611,239,250		0.24%	$75
SA Mid Cap Index Portfolio	10/31/2021	7/31/2021	$440,637,487		0.17%	$54
SA Morgan Stanley International Equities Portfolio	10/31/2021	7/31/2021	$497,245,718		0.19%	$61
SA PIMCO RAE International Value Portfolio	10/31/2021	7/31/2021	$773,611,933		0.30%	$95
SA PIMCO VCP Tactical Balanced Portfolio	10/31/2021	7/31/2021	$1,599,159,042		0.63%	$197
SA PineBridge High-Yield Bond Portfolio	10/31/2021	7/31/2021	$304,671,823		0.12%	$38
SA Putnam International Growth and Income Portfolio	10/31/2021	7/31/2021	$318,402,451		0.12%	$39
SA Schroders VCP Global Allocation Portfolio	10/31/2021	7/31/2021	$631,758,894		0.25%	$78
SA Small Cap Index Portfolio	10/31/2021	7/31/2021	$330,907,623		0.13%	$41
SA T. Rowe Price Asset Allocation Growth Portfolio	10/31/2021	7/31/2021	$568,676,391		0.22%	$70
SA T. Rowe Price VCP Balanced Portfolio	10/31/2021	7/31/2021	$1,854,982,203		0.73%	$228
SA VCP Dynamic Allocation Portfolio	10/31/2021	7/31/2021	$12,015,461,871		4.70%	$1,480
SA VCP Dynamic Strategy Portfolio	10/31/2021	7/31/2021	$8,984,923,388		3.51%	$1,106
SA VCP Index Allocation Portfolio	10/31/2021	7/31/2021	$509,035,759		0.20%	$63
SA WellsCap Aggressive Growth Portfolio	10/31/2021	7/31/2021	$235,276,930		0.09%	$29
Total SunAmerica Series Trust			$62,722,258,780	$2,500,000	24.52%	$7,724
Aggressive Growth Lifestyle Fund	8/31/2021	7/31/2021	$740,701,582		0.45%	$143
Asset Allocation Fund	8/31/2021	7/31/2021	$160,397,166		0.10%	$31
Blue Chip Growth Fund	8/31/2021	7/31/2021	$1,070,540,532		0.66%	$207
Capital Appreciation Fund	8/31/2021	7/31/2021	$151,894,117		0.09%	$29
Conservative Growth Lifestyle Fund	8/31/2021	7/31/2021	$374,999,177		0.23%	$72
Core Bond Fund	8/31/2021	7/31/2021	$3,021,441,476		1.85%	$584
Dividend Value Fund	8/31/2021	7/31/2021	$1,520,797,829		0.93%	$294

FIDELITY BOND PREMIUM AMOUNT 2021	Exhibit 3

	Next	Gross Assets
	fiscal qtr date	as-of date	Gross Assets	Amount of Minimum Bond Requirement	Percentage of Allocation	Premium Allocation
Fund Name				(in dollars)	(%)	(in dollars)
Dynamic Allocation Fund	8/31/2021	7/31/2021	$199,952,840		0.12%	$39
Emerging Economies Fund	8/31/2021	7/31/2021	$962,105,401		0.59%	$186
Global Real Estate Fund	8/31/2021	7/31/2021	$547,712,517		0.34%	$106
Global Strategy Fund	8/31/2021	7/31/2021	$287,832,420		0.18%	$56
Government Money Market I Fund	8/31/2021	7/31/2021	$577,583,616		0.35%	$112
Government Securities Fund	8/31/2021	7/31/2021	$169,565,547		0.10%	$33
Growth Fund	8/31/2021	7/31/2021	$1,394,145,690		0.86%	$269
High Yield Bond Fund	8/31/2021	7/31/2021	$636,199,612		0.39%	$123
Inflation Protected Fund	8/31/2021	7/31/2021	$832,635,633		0.51%	$161
International Equities Index Fund	8/31/2021	7/31/2021	$1,899,734,184		1.17%	$367
International Government Bond Fund	8/31/2021	7/31/2021	$186,253,442		0.11%	$36
International Growth Fund	8/31/2021	7/31/2021	$648,224,100		0.40%	$125
International Opportunities Fund	8/31/2021	7/31/2021	$690,627,645		0.42%	$133
International Socially Responsible Fund	8/31/2021	7/31/2021	$381,169,729		0.23%	$74
International Value Fund	8/31/2021	7/31/2021	$703,884,560		0.43%	$136
Large Capital Growth Fund	8/31/2021	7/31/2021	$707,689,528		0.43%	$137
Mid Cap Index Fund	8/31/2021	7/31/2021	$3,709,927,999		2.28%	$717
Mid Cap Strategic Growth Fund	8/31/2021	7/31/2021	$899,347,298		0.55%	$174
Mid Cap Value Fund	8/31/2021	7/31/2021	$968,982,872		0.59%	$187
Moderate Growth Lifestyle Fund	8/31/2021	7/31/2021	$1,183,484,820		0.73%	$229
Nasdaq-100 Index Fund	8/31/2021	7/31/2021	$916,763,646		0.56%	$177
Science & Technology Fund	8/31/2021	7/31/2021	$3,205,601,637		1.97%	$620
Small Cap Growth Fund	8/31/2021	7/31/2021	$822,011,122		0.50%	$159
Small Cap Index Fund	8/31/2021	7/31/2021	$1,431,501,561		0.88%	$277
Small Cap Special Values Fund	8/31/2021	7/31/2021	$263,167,666		0.16%	$51
Small Cap Value Fund	8/31/2021	7/31/2021	$482,760,075		0.30%	$93
Stock Index Fund	8/31/2021	7/31/2021	$6,156,420,866		3.78%	$1,190
Systematic Core Fund	8/31/2021	7/31/2021	$710,595,943		0.44%	$137
Systematic Value Fund	8/31/2021	7/31/2021	$532,984,224		0.33%	$103
U.S. Socially Responsible Fund	8/31/2021	7/31/2021	$818,414,907		0.50%	$158
Total VALIC Company I			$39,968,052,978	$2,500,000	24.52%	$7,724

FIDELITY BOND PREMIUM AMOUNT 2021	Exhibit 3

	Next	Gross Assets
	fiscal qtr date	as-of date	Gross Assets	Amount of Minimum Bond Requirement	Percentage of Allocation	Premium Allocation
Fund Name				(in dollars)	(%)	(in dollars)
GRAND TOTAL			$115,209,352,205	$10,525,000		$31,497
			ADDITIONAL COVERAGE:	$1,000,000	NET PREMIUM*	$30,897
			TOTAL COVERAGE:	$11,525,000

*	Net Premium is equal to the total premium less the $600 allocated to the Wind-Down Funds.